                                                                 EXHIBIT 99.1

   CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
   CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  DECEMBER 2001



                                                          Ending Balance

                                                               12/31/01

                                                          -----------------

ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                  14,531,339
     Accounts receivable                                         1,120,361
     Inventories                                                         -
     Prepaid expenses and other current assets                     683,266
                                                          -----------------
               Total current assets                             16,334,966

Net property, plant and equipment                                  487,725

Other assets                                                     7,776,563
                                                          -----------------
                                                                24,599,254

                                                          =================




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                     0
     Current portion long-term debt                             74,265,000
     Accounts payable                                           35,091,854
     Accrued expenses                                           16,097,077
     Income taxes payable
                                                                 6,498,044

                                                          -----------------
          Total current liabilities                            131,951,975

Current assets in excess of reorganization value                21,988,293


Stockholders' equity (deficiency):
     Common stock                                               17,553,048
     Additional paid in capital                                  4,436,788
     Unearned compensation                                       (100,971)
     Retained deficit                                        (150,751,443)
     Cumulative currency translation adjustment                  (478,436)
                                                          -----------------
           Total stockholders' equity (deficiency)           (129,341,014)
                                                          -----------------
                                                                24,599,254

                                                          =================



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


CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                      DECEMBER 2001







                                                     ------------------------------------------
                                                      Month of Dec. 2001         YTD Dec. 2001
                                                     ------------------------------------------

Net revenue                                                                         65,869,367
Cost of sales                                                                       51,968,750
                                                     ------------------------------------------
Gross profit                                                            0           13,900,617

Selling, general and administrative expenses                      253,362           18,789,200
Royalty income                                                          -            5,478,479
Restructuring and other unusual charges                            40,682            3,986,289
                                                     ------------------------------------------

Earnings from operations                                        (294,044)          (3,396,393)

Interest expense                                                1,208,254           14,111,620
Other (income) expense, net                                   (1,244,427)         (27,972,757)
                                                     ------------------------------------------

Net income before income tax                                    (257,871)           10,464,744

Income tax expense                                                  5,425              992,535
                                                     ------------------------------------------

Net income                                                      (263,296)            9,472,209
                                                     ==========================================


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CVEO CORPORATION F/K/A CONVERSE INC.
SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS FORM MOR1
$=thousands


                                                   ---------------------------------------------
                                                   Prior Month        Actual          Total
                                                   Cumulative         12/1-12/31      Cumulative


CASH RECEIPTS:
Domestic Accounts                                     33,502                           33,502
Outlet Stores                                          4,740                            4,740
Int'l Distributors                                    15,747                           15,747
Royalty Receipts                                       3,989                            3,989
Auction Fixed Assets                                     874              27              901
Interest Receipts                                        237             113              350
Other Receipts                                         1,937             121            2,058

   TOTAL RECEIPTS                                     61,026             261           61,287

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                         389                              389
   Duties/Customs                                      2,124                            2,124
   Other Disbursements                                 9,227             420            9,647
   Traffic                                             1,321                            1,321
   Advertising/Mktg                                      384                              384
   Player Contracts                                      101                              101
   Rent                                                  778                              778
   Capital Expenditures                                    -                                -
   Float Adjustment                                                                         -

Total Accounts Payable                                14,324             420           14,744

Foreign Fnshd Gds-L/C                                 19,453                           19,453
Payroll/Benefits                                      10,782             172           10,954
Tax Payments                                           3,947                            3,947
Japan                                                    132                              132
Singapore                                                219                              219
Other                                                  2,858                            2,858
Restructuring Fees                                     4,214             107            4,321

   TOTAL CASH
     DISBURSEMENTS                                    55,929             699           56,628

---------------------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                          5,097           (438)            4,659
---------------------------------------------------------------------------------------------

ADD  BA FINANCING                                     16,212                           16,212

LESS BA MATURITY                                      26,912                           26,912



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


---------------------------------------------------------------------------------------------
NET CASH REC/DSB                                     (5,603)           (438)           (6,041)

---------------------------------------------------------------------------------------------

Proceeds Sale of Assets                               88,750           5,000           93,750
                                                       (566)                             (566)

INTEREST/FEES;
   BANKS                                               1,685                            1,685
   NOTEHOLDERS                                         1,965                            1,965
   CONVERTIBLE NOTES                                                                        -
   DIP FEE                                               643                              643

BT Loan Payoff                                        37,039                           37,039
Secured Notes Payoff                                  23,906           5,807           29,713
REVOLVER BALANCE                                           -                                -
NET CASH ACTIVITY                                     19,671          (1,245)          18,426
LETTERS OF CREDIT
          ADD:                                         9,686                            9,686
          SUBTRACT:                                   19,450                           19,450
TOTAL L/C                                            (3,710)                           (3,710)

BA REFINANCING
          ADD:                                        16,212                           16,212
          SUBTRACT:                                   53,348                           53,348

TOTAL B/A REFINANCING                                      -                                -

STANDBY L/C                                              919                              919

TOTAL LINE UTILIS./CASH BALANCE                       15,042          13,797           13,797
                                                      ---------------------------------------







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